SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999

                            FOR THE JNL SERIES TRUST


Under the heading "GOLDMAN SACHS/JNL GROWTH & INCOME SERIES" and the sub-heading "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" the following section is amended and replaced in its entirety:

          Eileen Rominger, Managing Director of GSAM, and Karma Wilson, Vice President of GSAM, share the responsibility for the day-to-day management of the Goldman Sachs/JNL Growth & Income Series. Ms. Rominger joined the sub-adviser as a senior portfolio manager in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager. Ms. Wilson joined Goldman Sachs in 1994. Prior to 1994, she was an investment analyst with Bankers Trust Australia Ltd. Ms. Wilson has responsibility for the day-to-day management of the Series since September 1998.

This Supplement is dated October 1, 1999

(To be used with Form No. VC 3657 8/99 and VC 3153 Rev. 8/99 only)